UNITED STATES
		   SECURITIES AND EXCHANGE COMMISSION
			  Washington, D.C. 20549

                                  FORM 8-K

			       CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) June 8, 2011

                            Monza Ventures Inc.
            (Exact name of registrant as specified in its charter)

            Nevada                      000-51976                N/A
(State or other jurisdiction of  (Commission File Number)   (IRS Employer
        incorporation)                                    dentification No.)

          1018 HUGUANG RD., CHANG CHUN, CHINA,     130012
     (Address of principal executive offices)     (Zip Code)

   Registrants telephone number, including area code 949-419-6588

                                    N/A
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On June 8, 2011,  Chen Wang resigned as President of our company.
Prior to the resignation of Mr. Wang, we appointed Greg Thompson as President and Director of the Company.

Mr. Thompson is currently President and General Manager of RiverWay Energy Services, L.L.C. and has over 30 Years of diversified energy experience in the areas of oil and gas drilling, field operations, production, contracts, regulatory, marketing, transportation, and financial instruments.

Mr. Thompson is part of the National Energy Services Association and was Vice President and Director of the Louisiana Gas Association.

Our board of director now consists of Greg Thompson, Chen Wang, Peng Jian Zhi and Yuan Wei.

There are no family relationships among our directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONZA VENTURES INC.

/s/ Greg Thompson
Greg Thompson
President

Date: June 8, 2011

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